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                                                               EXHIBIT 10.19(a)


         FIRST AMENDMENT TO 364-DAY REVOLVING CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO 364-DAY REVOLVING CREDIT AGREEMENT, dated as of July 22, 2002 (this "Amendment"), amends the 364-Day Revolving Credit Agreement, dated as of August 10, 2000 (the "Credit Agreement"), among The John Nuveen Company, Nuveen Investments, certain financial institutions (the "Banks"), Citicorp USA, Inc., as syndication agent, JP Morgan Chase Bank (as successor to The Chase Manhattan Bank), as documentation agent and Bank of America, N.A., as administrative agent. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Banks to extend certain credit facilities to the Borrowers from time to time; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1. AMENDMENT. Effective as of July 22, 2002, Section 6.11 of the Credit Agreement is hereby amended to state in its entirety as follows:

                  "6.11 Indebtedness. The Parent will not, nor will it permit any Subsidiary to, create, incur or suffer to exist any Indebtedness, except:

                  (a) The Loans;

                  (b) the "Loans" under the Other Credit Agreement, as amended, in amounts not in excess of $200,000,000 at any time outstanding;

                  (c) Short-term Indebtedness used to finance municipal, corporate and treasury bonds and UIT inventory positions;

                  (d) Securities sold under agreements to repurchase (to the extent such obligations constitute Indebtedness) and Rate Hedging Obligations incurred in the ordinary course of business;

                  (e) Contingent Obligations permitted by Section 6.16;

                  (f) Contingent pay-out and similar obligations relating to prior acquisitions by the Parent and to acquisitions permitted hereunder;



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                  (g) Unsecured Indebtedness relating to the financing of
         Distribution Receivables in an aggregate principal amount not exceeding the amount of such Receivables;

                  (h) Unsecured Indebtedness payable to The St. Paul Companies, Inc. in an aggregate principal amount not in excess of $250,000,000 at any time outstanding with terms no more restrictive on the Borrowers than the terms of this Agreement and terms providing that no payments would be made on such Indebtedness if before or after giving effect to such payment an Event of Default would be in existence; and

                  (i) Other unsecured Indebtedness not otherwise permitted by this Section 6.11 in an aggregate principal amount for the Parent and all its Subsidiaries not exceeding $10,000,000."

         SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied, and notice thereof shall have been given by the Agent to the Borrowers and the Banks.

         2.1 Receipt of Documents. The Agent shall have received all of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Agent, and in form and substance satisfactory to the
Agent:

                  (a) Amendment. This Amendment, duly executed by the Borrowers, the Agent and the Majority Banks.

                  (b) Consents. Copies, certified by the secretary or an assistant secretary of each Borrower, of all documents evidencing any necessary corporate action, consents and governmental approvals (if any) with respect to this Amendment and the other documents described herein.

                  (c) Parent - Secretary's Certificate. A certificate of the secretary or an assistant secretary of the Parent, as to (i) resolutions of the Executive Committee of the Board of Directors of the Parent then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other document described herein, and (ii) the incumbency and signatures of those officers of the Parent authorized to act with respect to this Amendment and each other document described herein.

                  (d) Subsidiary Borrower - Secretary's Certificate. A certificate of the secretary or an assistant secretary of the Subsidiary Borrower, as to (i) resolutions of the Board of Directors of the Subsidiary Borrower then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other document described herein, and (ii) the incumbency and signatures of those officers of the Subsidiary Borrower authorized to act with respect to this Amendment and each other document described herein.

         2.2 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Amendment, the following statements by the Borrowers shall be true

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and correct (and the Borrowers, by their execution of this Amendment, hereby represent and warrant to the Agent and each Bank that such statements are true and correct as at such times):

                  (a) the representations and warranties set forth in Article V of the Credit Agreement shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

                  (b) no Event of Default or Default shall have then occurred and be continuing.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. To induce the Banks and the Agent to enter into this Amendment, the Borrowers hereby represent and warrant to the Agent and each Bank as follows:

         3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each Borrower of this Amendment are within said Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not

                  (a) contravene said Borrower's charter or bylaws;

                  (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting said Borrower; or

                  (c) result in, or require the creation or imposition of, any Lien on any of said Borrower's properties.

         3.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by either Borrower of this Amendment.

         3.3 Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms.

         SECTION 4. MISCELLANEOUS.

         4.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

         4.2 Payment of Costs and Expenses. The Borrowers jointly and severally agree to pay on demand all expenses of the Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.


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                  4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

                  4.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

                  4.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                  4.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                  4.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.




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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                         THE JOHN NUVEEN COMPANY


                                         By:    /s/ Peter H. D'Arrigo
                                                --------------------------------
                                         Title: Vice President and Treasurer
                                                --------------------------------



                                      S-1
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                                         NUVEEN INVESTMENTS


                                         By:    /s/ Peter H. D'Arrigo
                                                --------------------------------
                                         Title: Vice President and Treasurer
                                                --------------------------------



                                      S-2
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                                         BANK OF AMERICA, N.A., individually and
                                         as Administrative Agent


                                         By:    /s/ Elizabeth W. F. Bishop
                                                --------------------------------
                                         Title: Managing Director
                                                --------------------------------


                                      S-3

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                                         CITICORP USA, INC.


                                         By:    /s/ Alex Duka
                                                --------------------------------
                                         Title: Director
                                                --------------------------------



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                                         JP MORGAN CHASE BANK (successor to The
                                         Chase Manhattan Bank)


                                         By:    /s/ Therese Bechet
                                                --------------------------------
                                         Title: Managing Director
                                                --------------------------------


                                      S-5

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                                         THE BANK OF NEW YORK


                                         By:    /s/ Patrick W. Miller
                                                --------------------------------
                                         Title: Vice President
                                                --------------------------------



                                      S-6
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                                        BANK ONE, NA (Main Office Chicago)


                                        By:    /s/ Mona R. Giullano
                                               ---------------------------------
                                        Title: Assistant Vice President
                                               ---------------------------------


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